UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to §240.14a-12

FIRST NATIONAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X] No fee required.

[    ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forththe amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[    ] Fee paid previously with preliminary materials.

[    ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

FIRST NATIONAL CORPORATION

112 West King Street

Strasburg, Virginia 22657

Dear Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of First National Corporation (“First National”), which will be held on Tuesday, April 6, 2004, at 11:00 a.m., at the Shenandoah Valley Golf Club, 134 Golf Club Circle, Front Royal, Virginia.  At the Meeting, you will be asked to elect 12 directors to the Board of Directors.

Whether or not you plan to attend in person, it is important that your shares be represented at the Meeting.  Please complete, sign, date and return promptly the form of proxy that is enclosed in the envelope provided in this mailing.  If you later decide to attend the Meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Meeting, you may do so and your proxy will have no further effect.

The Board of Directors and management of First National appreciate your continued support and look forward to seeing you at the Meeting.

Sincerely yours,

/s/ Harry S. Smith

HARRY S. SMITH

President and CEO

Strasburg, Virginia

March 2, 2004

FIRST NATIONAL CORPORATION

112 West King Street

Strasburg, Virginia 22657

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on April 6, 2004

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of First National Corporation (“First National”) will be held at the Shenandoah Valley Golf Club, 134 Golf Club Circle, Front Royal, Virginia, on April 6, 2004, at 11:00 a.m., for the following purposes:

(1)

To elect 12 directors to serve for a term of one year; and

(2)

To transact such other business as may properly come before the Annual Meeting.  Management is not aware of any other business, other than procedural matters incident to the conduct of the Annual Meeting.

The Board of Directors has fixed the close of business on February 23, 2004, as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Douglas C. Arthur

Douglas C. Arthur

Secretary

Strasburg, Virginia

March 2, 2004

FIRST NATIONAL CORPORATION

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

April 6, 2004

GENERAL INFORMATION

This Proxy Statement is furnished to holders of common stock, $2.50 par value per share (“Common Stock”), of First National Corporation (“First National”) in connection with the solicitation of proxies by the Board of Directors (the “Board”) of First National to be used at the Annual Meeting of Shareholders to be held on April 6, 2004 at 11:00 a.m. at the Shenandoah Valley Golf Club, 134 Golf Club Circle, Front Royal, Virginia, and any adjournment thereof (the “Annual Meeting”).

The principal executive offices of First National are located at 112 West King Street, Strasburg, Virginia.  The approximate date on which this Proxy Statement, the accompanying proxy card and Annual Report to Shareholders (which is not part of First National’s soliciting materials) are being mailed to First National’s Shareholders is March 2, 2004.  The cost of soliciting proxies will be borne by First National.

The proxy solicited hereby, if properly signed and returned to First National and not revoked prior to its use, will be voted in accordance with the instructions contained thereon.  If no contrary instructions are given, each proxy received will be voted “for” the proposal described herein.  Any Shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice thereof with the Secretary of First National (Secretary, First National Corporation, c/o Registrar and Transfer Company, P.O. Box 1010, Cranford, New Jersey 07016); (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting or at any adjournment thereof and giving the Secretary notice of his or her intention to vote in person.  Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

Only Shareholders of record at the close of business on February 23, 2004 (the “Record Date”) will be entitled to vote at the Annual Meeting.  On the Record Date, there were 1,462,062 shares of Common Stock issued and outstanding and approximately 709 record holders.  Each share of Common Stock is entitled to one vote at the Annual Meeting.  First National had no other class of equity securities outstanding at the Record Date.

Unless authority is withheld in the proxy, each proxy executed and returned by a Shareholder will be voted for the election of the nominees described in this Proxy Statement.  The proxy also confers discretionary authority upon the persons named therein, or their substitutes, with respect to any other matter that may properly come before the Annual Meeting.

PROPOSAL ONE

ELECTION OF DIRECTORS

General

There are currently 12 directors serving on the Board, all of whom are standing for reelection at the Annual Meeting to serve for a one-year term and until the election and qualification of their respective successors.

Unless authority is withheld in the proxy, each proxy executed and returned by a Shareholder will be voted for the election of the nominees listed below.

Proxies distributed in conjunction herewith may not be voted for persons other than the nominees named thereon.  If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee or nominees recommended by the Board.  At this time, the Board knows no reason why any of the nominees listed below may not be able to serve as a director if elected.  In the election of directors, those receiving the greatest number of votes will be elected even if they do not receive a majority.  Abstentions and broker non-votes will not be considered a vote for, or a vote against, a director.

Nominees

Set forth below is the name of each nominee and, as to each of the nominees, certain information including age and principal occupation.  The date shown as the year in which the director was first elected to the Board represents the year in which the nominee or continuing director was first elected to the Board of First National, or previously to the Board of First Bank (the “Bank”).  Unless otherwise indicated, the business experience and principal occupations shown for each nominee has extended five or more years.

Douglas C. Arthur, 61, has been a director since 1972.

Mr. Arthur is Vice Chairman and Secretary of the Board of First National and Vice Chairman and Secretary of the Board of the Bank.  He is the senior and business partner in Arthur and Allamong, a general practice law firm with locations in Strasburg and Front Royal, Virginia.  Mr. Arthur has been engaged in the practice of law since 1970.  He is a director of Shenandoah Telecommunications Company.  Mr. Arthur also serves on the Shenandoah County School Board

Noel M. Borden, 67, has been a director since 1962.

Mr. Borden has served as the Chairman of the Board of First National and Chairman of the Board of the Bank since 1986.  Mr. Borden is currently retired and was President of H.L. Borden Lumber Co., a building supply company located in Strasburg, Virginia from 1960 to 2000.  He also is a director of Shenandoah Telecommunications Company.

Byron A. Brill, 56, has been a director since 1980.

Dr. Brill is a periodontist who has been in practice in Stephens City, Virginia since 1975.

Elizabeth H. Cottrell, 53, has been a director since 1992.

Mrs. Cottrell is owner of Riverwood Technologies, a technical writing and desktop publishing concern in Maurertown, Virginia, and has held that position since 1992.

James A. Davis, 58, has been a director since 1998.

Dr. Davis is President of Shenandoah University located in Winchester, Virginia, a position that he has held since 1982.  Dr. Davis is a member of the Board of EIIA Insurance Company and the Battlefield Foundation of Shenandoah Valley and is a former member of the Virginia House of Delegates.

Christopher E. French, 45, has been a director since 1996.

Mr. French has served as President of Shenandoah Telecommunications Company, a telecommunications company headquartered in Edinburg, Virginia, since 1988.  He is also a director of that company.

Charles E. Maddox, Jr., 57, has been a director since 1996.

Mr. Maddox is Vice President and a board member of, and practices as principal engineer for, Patton Harris Rust & Associates, PC, an engineering and land development services firm in northwestern Virginia and West Virginia.  Mr. Maddox is on the Board of Trustees of Shenandoah University, serves on the Shenandoah County Economic Development Partnership, and is the co-owner of Jackson’s Chase Golf Club and a board member of the Youth Development Center.

John K. Marlow, 64, has been a director since 2001.

Mr. Marlow is owner and President of Marlow Motor Co., Inc. in Front Royal, Tri-State Nissan in Winchester and Luray Ford in Luray, Virginia, all of which are automotive sales and service firms.  He is a Trustee of Shenandoah University and a Director of Warren Memorial Hospital Foundation.

W. Allen Nicholls, 57, has been a director since 1987.

Mr. Nicholls is President of Nicholls Construction, Inc., a home builder located in Front Royal, Virginia, a position that he has held for over 30 years.

Henry L. Shirkey, 61, has been a director since 1994.

Mr. Shirkey is a customer service representative with Holtzman Oil Corp., a supplier and distributor of petroleum products in Mt. Jackson, Virginia, a position he has held since 1993.  Mr. Shirkey was previously a banker in Shenandoah County with Farmers Bank, Dominion Bank and First Union Bank and was involved in all phases of community bank management for 33 years until his retirement.

Harry S. Smith, 50, has been a director since 2000.

Mr. Smith has been President and CEO of First National and the Bank since 1998.  Prior to that date, Mr. Smith had served as Vice President and Secretary of First National and Executive Vice President, Secretary and Cashier of the Bank since 1985.

James R. Wilkins, III, 35, has been a director since 2001.

Mr. Wilkins is President of Silver Lake Properties, Inc. and General Partner of Wilkins Investments, L.P. and Wilkins Enterprises, L.P., all of which are real estate development and management companies in Winchester, Virginia.  He currently serves as a board member of the Industrial Development Authority of the City of Winchester.

THE BOARD RECOMMENDS THE ELECTION OF THE NOMINEES SET FORTH ABOVE.

Executive Officers Who Are Not Directors

M. Shane Bell (age 31) has served as Senior Vice President and Chief Financial Officer of First National and the Bank since November 2003 and had previously served as Senior Vice President – Risk Management of the Bank since March 2003 and Vice President – Risk Management since July 2002.  Prior to joining the Bank, Mr. Bell was employed from 1994 to 2002 as a Manager at the accounting firm of Yount, Hyde & Barbour, P.C.

Dennis A. Dysart (age 32) has served as Executive Vice President of the Bank since November 2003 and prior to that had previously served as Senior Vice President – Administration since 1999.  Mr. Dysart has been employed by the Bank since 1993.

J. Andrew Hershey (age 50) has served as Senior Vice President – Loan Administrator of the Bank since 2000 and had previously served as Vice President and Business Development Officer since 1998.  Mr. Hershey has been in the banking industry for over 24 years, most recently with Jefferson National Bank and Wachovia Bank.

Christopher T. Martin (age 35) has served as Senior Vice President – Operations of the Bank since March 2003 and had previously served as Vice President - Information Technology since September 2002.  Prior to joining the Bank, Mr. Martin was the owner of an internet/technology service company from 1986 through 2002.

John Norton (age 56) has served as Senior Vice President – Human Resources and Marketing of the Bank since March 2003 and had previously served as Vice President – Human Resources and Marketing since 2000.  Prior to joining the Bank, Mr. Norton was a management consultant in private practice for six years and an army officer for 23 years.

Stephen C. Pettit (age 61) has served as Senior Vice President – Controller of the Bank, and had previously served as Senior Vice President – Controller and acting Chief Financial Officer of First National, since 1999.  Mr. Pettit was in practice as a Certified Public Accountant from 1993 until 1999.  Prior to 1993, he served as a Vice President and Manager of Accounting with a regional bank.

SECURITY OWNERSHIP OF MANAGEMENT

AND CERTAIN BENEFICIAL OWNERS

Security Ownership of Management

The following table sets forth information as of February 23, 2004, regarding the number of shares of Common Stock beneficially owned by all directors (who are also all of the director nominees), by the executive officers named in the Summary Compensation Table below and by all directors and executive officers as a group.  Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of the director or executive officer living in such person’s home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself at once or at some future time, plus shares held in certain trust relationships that may be deemed to be beneficially owned by the nominees under the rules and regulations of the Securities and Exchange Commission (the “SEC”); however, the inclusion of such shares does not constitute an admission of beneficial ownership.

The address for each of the following individuals is First National Corporation, 112 West King Street, Strasburg, Virginia 22657.

Name	Shares of Common Stock Beneficially Owned (1)	Percent of Class
Douglas C. Arthur	9,022	*
Noel M. Borden	34,491 (2)(3)	2.36%
Byron A. Brill	27,119 (3)	1.85%
Elizabeth H. Cottrell	14,588 (2)	*
James A. Davis	2,420 (3)	*
Dennis A. Dysart	744	*
Christopher E. French	9,402 (3)	*
J. Andrew Hershey	46	*
Charles E. Maddox, Jr.	3,826	*
John K. Marlow	3,400 (3)	*
W. Allen Nicholls	2,941	*
Henry L. Shirkey	686	*
Harry S. Smith	14,741 (2)	1.01%
James R. Wilkins, III	58,556 (3)	4.01%
All executive officers and directors as a group (18 persons)	183,299 (2)(3)	12.54%

* Indicates that holdings amount to less than 1% of the issued and outstanding Common Stock.

(1)

For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within 60 days.

(2)

Amounts presented include 13,192 shares of Common Stock held in the First National Corporation Employee Stock Ownership Plan and Trust (the “ESOP”).  Mrs. Cottrell and Messrs. Borden and Smith serve as trustees of the ESOP and have certain voting and dispositive powers with respect to such shares.

(3)

Amounts presented include shares of Common Stock that the individuals beneficially own indirectly through family members and affiliated companies and other entities, as follows: Mr. Borden, 409; Dr. Brill, 4,563; Dr. Davis, 340; Mr. French, 7,362; Mr. Marlow, 1,600; and Mr. Wilkins, 33,200.

Security Ownership of Certain Beneficial Owners

As of February 23, 2004, there are no persons known to First National that beneficially own five percent or more of the outstanding shares of Common Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires First National’s directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock, to file with the SEC reports of ownership and changes in ownership of Common Stock.  Officers and directors are required by SEC regulations to furnish First National with copies of all Section 16(a) forms that they file.  Based solely on review of the copies of such reports furnished to First National or written representation that no other reports were required, First National believes that, during fiscal year 2003, all filing requirements applicable to its officers and directors were satisfied.

CORPORATE GOVERNANCE AND

THE BOARD OF DIRECTORS

General

The business and affairs of First National are managed under the direction of the Board in accordance with the Virginia Stock Corporation Act and First National’s Articles of Incorporation and Bylaws.  Members of the Board are kept informed of First National’s business through discussions with the Chairman, the President and CEO and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

Code of Ethics

The Audit Committee of the Board has approved a Code of Ethics for First National’s CEO and senior financial officers.  The Code addresses such topics as protection and proper use of Corporation assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting and conflicts of interest.  It is available on First National’s web page at www.firstbank-va.com.

Board and Committee Meeting Attendance

Meetings of the Board are regularly held twice each month, with an organizational meeting following the conclusion of each Annual Meeting of Shareholders.  There were 24 meetings of the Board in 2003.  Each incumbent director attended greater than 75% of the aggregate number of meetings of the Board and meetings of committees of which the director was a member in 2003.

Committees of the Board

The Corporation has an Audit Committee and a Personnel Committee.  The Corporation does not have a standing nominating committee.

Audit Committee

The Audit Committee assists the Board in fulfilling the Board’s oversight responsibility to the Shareholders relating to the integrity of First National’s financial statements, First National’s compliance with legal and regulatory requirements, the qualifications, independence and performance of First National’s independent auditor and the performance of the internal audit function.  The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for First National.  The Board has adopted a written charter for the Audit Committee.  The Audit Committee Charter is set forth in Appendix A to this Proxy Statement and is available on First National’s web page at www.firstbank-va.com.

The members of the Audit Committee are Mrs. Cottrell and Messrs. Davis, French, Marlow and Shirkey, all of whom the Board in its business judgment has determined are independent as that term is defined in the listing standards of the Nasdaq Stock Market, Inc.  First National has not currently designated an “audit committee financial expert.”  The Board, however, believes that the current members of the Audit Committee have the ability to understand financial statements and generally accepted accounting principles, the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves, an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions.

The Audit Committee met six times during the year ended December 31, 2003.  For additional information regarding the Audit Committee, see “Audit Information – Audit Committee Report” on page 12 of this Proxy Statement.

Personnel Committee

The Personnel Committee, which reviews and recommends the levels and types of compensation of officers and employees, serves as First National’s compensation committee.  It is composed of Mrs. Cottrell and Messrs. Arthur, Borden, Davis, French and Marlow.  The Personnel Committee met four times during the year ended December 31, 2003.

Director Nomination Process

First National currently does not have a standing nominating committee.  The entire Board performs the functions of a nominating committee.  The Board does not believe it needs a separate nominating committee because the full Board is comprised predominately of independent directors (as that term is defined in the listing standards of the Nasdaq Stock Market, Inc.) and has the time and resources to perform the function of selecting board nominees.  When the Board performs its nominating function, the Board acts in accordance with First National’s Articles of Incorporation and Bylaws but does not have a separate charter related to the nomination process.

Shareholders entitled to vote for the election of directors may submit candidates for consideration by First National if First National receives timely written notice, in proper form, for each such recommended director nominee.  If the notice is not timely and in proper form, the nominee will not be considered by First National.  To be timely for the 2005 annual meeting, the notice must be received within the time frame set forth in “Shareholder Proposals” on page 12 of this Proxy Statement.  To be in proper form, the notice must include each nominee’s written consent to be named as a nominee and to serve, if elected, and information about the Shareholder making the nomination and the person nominated for election.  These requirements are more fully described in Article II, Section F, of First National’s Bylaws, a copy of which will be provided, without charge, to any Shareholder upon written request to the Secretary of First National, whose address is First National Corporation, 112 West King Street, Strasburg, Virginia, 22657.

In the consideration of director nominees, including any nominee that a shareholder may submit, the Board considers, at a minimum, the following factors for new directors, or the continued service of existing directors:

•

the ability of the prospective nominee to represent the interests of the shareholders of the Corporation;

•

the prospective nominee’s standards of integrity, commitment and independence of thought and judgment;

•

the prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards; and

•

the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board.

Annual Meeting Attendance

First National encourages members of the Board to attend the annual meeting of shareholders.   All of the directors attended the 2003 annual meeting.

Communications with Directors

Any director may be contacted by writing to him or her c/o First National Corporation, 112 West King Street, Strasburg, Virginia, 22657.  Communications to the non-management directors as a group may be sent to the same address, c/o the Secretary of First National.  First National promptly forwards, without screening, all such correspondence to the indicated directors.

Director Compensation

Non-employee directors received fees of $600 per month and $400 for each meeting of the Board attended during 2003.  The Chairman of the Board received an additional fee of $150 per month, and the Vice Chairman of the Board received an additional fee of $50 per month.  Harry S. Smith, President and CEO of First National, does not receive fees for his service on the Board.

In 1999, the Bank adopted a Director Split Dollar Life Insurance Plan (the “Plan”).  The Plan currently provides life insurance coverage to 11 non-employee directors of the Bank, all of whom are also directors of First National.  Harry S. Smith does not participate in the Plan.  The Bank owns the policies and is entitled to all values and proceeds.  The Plan provides retirement benefits and the payment of benefits at the death of the insured director.  The amount of benefits will be determined by the performance of the policies over each director’s life.  During the year ended December 31, 2003, the Bank paid premiums in an aggregate amount of $150,976 for the benefit of directors under the Plan.

REMUNERATION

Summary of Cash and Certain Other Compensation

The following table shows, for the years ended December 31, 2003, 2002, and 2001, the cash compensation paid by the Bank, as well as certain other compensation paid or accrued for those years, to the named executive officers in all capacities in which they served.  The named executive officers do not receive any compensation from First National.

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long-Term Compensation
Name and Principal Position	Year	Salary($)	Bonus($)	Other Annual Compensation($)	All Other Compensation($)(a)

Harry S. Smith President and CEO	2003 2002 2001	176,096 165,332 158,859	-0- 5,000 -0-	* * *	5,460 5,110 4,897

Dennis A. Dysart Executive Vice President	2003 2002 2001	109,424 86,885 68,238	-0- 3,000 2,500	* * *	3,300 2,608 2,067

J. Andrew Hershey Senior Vice President – Loan Administrator	2003 2002 2001	109,715 91,977 79,380	-0- 3,000 2,500	* * *	3,300 2,777 2,403

*

The value of perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of total annual salary and bonus.

(a)

“All Other Compensation” represents matching contributions by First National to its 401(k) Plan.

Employment Agreements

Effective as of October 1, 2002, First National entered into employment contracts with each of the executive officers named in the Summary Compensation Table above.  The contract with Harry S. Smith provides for his service as President and CEO of both First National and the Bank at an initial base annual salary of $160,000.  The contracts with Dennis A. Dysart and J. Andrew Hershey provide for their services in senior management or executive capacities at initial base annual salaries of $90,000 and $95,000, respectively.

The three employment contracts have the following terms and conditions.  Each contract is for a rolling two-year term, and the executive officer is eligible for base salary increases and bonuses as determined by the Board.  The officer’s employment may be terminated by First National with or without cause.  If he resigns for “good reason” or is terminated without “cause” (as those terms are defined in the respective employment agreement), however, he is entitled to his salary and benefits for the remainder of his contract.  If his employment terminates for good reason or without cause within one year of a change in control of First National, he will be entitled to severance payments approximately equal to 299% of his annual cash compensation for a period that precedes the change in control as determined under the Internal Revenue Code of 1986, as amended.  If termination of employment due to a change in control had occurred in the year ended December 31, 2003, Mr. Smith, Mr. Dysart and Mr. Hershey would have been entitled to severance payments under their respective contracts amounting to approximately $508,300, $328,900 and $328,900, respectively.  Each contract also contains a covenant not to compete that is in effect while the officer is an officer and employee of First National and for a 12-month period after termination of his employment.

Transactions with Directors and Officers

On June 6, 2003, the Bank purchased 0.86 acres of land in Mount Jackson, Virginia from RFB Limited Partnership (the “Partnership”) for a price of $190,000.  Christopher E. French, one of First National’s directors, and members of his immediate family own approximately 7.5% of the capital of the Partnership and approximately 12.1% of the profits and losses of the Partnership, directly and indirectly through various family corporations and partnerships.  The terms of this purchase were substantially similar to the terms of similar purchases that are the result of “arms length” negotiations between unrelated parties, and the purchase price was comparable to current market rates at that time.

Some of the directors and officers of the Company are customers of the Bank.  No loans to directors or officers involve more than the normal risks of collectibility or present other unfavorable features.  None of the loans were non-accrual, past-due, restricted or potential problem loans as of January 31, 2004.  All such loans were originated on substantially the same terms, including interest rates, as those prevailing at the time for comparable transactions with other persons.

AUDIT INFORMATION

The Board has adopted a written charter for the Audit Committee.  The Audit Committee Charter is set forth in Appendix A to this Proxy Statement and is available on First National’s web page at www.firstbank-va.com.  All members of the Audit Committee are independent as that term is defined in the listing standards of the National Association of Securities Dealers.

Fees of Independent Public Accountants

Audit Fees

The aggregate fees billed by Yount, Hyde & Barbour, P.C. for professional services rendered for the audit of the Corporation’s annual financial statements for the fiscal years ended December 31, 2002 and 2003, and for the review of the financial statements included in the Corporation’s Quarterly Reports on Form 10-QSB, and services that are normally provided in connection with statutory and regulatory filings and engagements, for those fiscal years were $41,586 for 2003 and $38,194 for 2002.

Audit Related Fees

The aggregate fees billed by Yount, Hyde & Barbour, P.C. for professional services for assurance and related services that are reasonably related to the performance of the audit or review of the Corporation’s financial statements and not reported under the heading “Audit Fees” above for the fiscal years ended December 31, 2003 and December 31, 2002 were $25,646 and $11,141, respectively.  During 2003, these services included Information Technology systems audits, a FHLB collateral verification audit, ACH agreed-upon procedures, Public Funds agreed-upon procedures and consultation concerning financial accounting and reporting standards and other related issues.  During 2002, these services included a FHLB collateral verification audit, ACH agreed-upon procedures, Public Funds agreed-upon procedures and consultation concerning financial accounting and reporting standards and other related issues.

Tax Fees

The aggregate fees billed by Yount, Hyde & Barbour, P.C. for professional services for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2003 and December 31, 2002 were $5,150 and $5,000, respectively.  During 2003 and 2002, these services included preparation of federal and state income tax returns.

All Other Fees

The aggregate fees billed by Yount, Hyde & Barbour, P.C. for all other services rendered to the Corporation for the fiscal year ended December 31, 2002 totaled $22,000.  During 2002, these other services represented agreed-upon procedures for the internal audit function.  There were no other fees billed by Yount, Hyde & Barbour, P.C. during the fiscal year ended December 31, 2003.

Pre-Approved Services

All audit related services, tax services and other services, as described above, were pre-approved by the Audit Committee, which concluded that the provision of such services by Yount, Hyde & Barbour, P.C. was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

Audit Committee Report

Management is responsible for First National’s internal controls, financial reporting process and compliance with laws and regulations and ethical business standards.  The independent auditor is responsible for performing an independent audit of First National’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon.  The Audit Committee’s responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements.  The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).  In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from First National and its management.  Moreover, the Audit Committee has considered whether the independent auditor’s provision of other non-audit services to First National is compatible with maintaining the auditor’s independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in First National’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission.  By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not providing an opinion on the accuracy, completeness or presentation of the information contained in the audited financial statements.

Audit Committee

Christopher E. French, Chairman

Elizabeth H. Cottrell

James A. Davis

John K. Marlow

Henry L. Shirkey

Appointment of Independent Public Accountants

The Audit Committee of the Board has appointed Yount, Hyde & Barbour, P.C. to perform the audit of First National’s financial statements for the year ending December 31, 2004.  Yount, Hyde & Barbour, P.C. has acted as First National’s and the Bank’s auditors for the past 17 years and has reported on financial statements during that period.  Representatives from Yount, Hyde & Barbour, P.C. are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions from Shareholders.

SHAREHOLDER PROPOSALS

Under the regulations of the SEC, any Shareholder desiring to make a proposal to be acted upon at the 2005 annual meeting of shareholders must cause such proposal to be received, in proper form, at First National’s principal executive offices at 112 West King Street, Strasburg, Virginia 22657, no later than November 2, 2004, in order for the proposal to be considered for inclusion in First National’s Proxy Statement for that meeting.  First National presently anticipates holding the 2005 annual meeting of shareholders on April 5, 2005.

First National’s Bylaws also prescribe the procedure that a Shareholder must follow to nominate directors or to bring other business before shareholder’s meetings outside of the proxy statement process.  For a Shareholder to nominate a candidate for director or to bring other business before a meeting, notice must be received by the Secretary of First National not less than 60 days and not more than 90 days prior to the date of the meeting.  Based upon an anticipated date of April 5, 2005 for the 2005 annual meeting of shareholders, First National must receive such notice no later than February 4, 2005 and no earlier than January 5, 2005.  Notice of a nomination for director must describe various matters regarding the nominee and the Shareholder giving the notice.  Notice of other business to be brought before the meeting must include a description of the proposed business, the reasons therefor, and other specified matters regarding the Shareholder giving the notice.  Any Shareholder may obtain a copy of the Company’s Bylaws, without charge, upon written request to the Secretary of First National.

ANNUAL REPORT AND FINANCIAL STATEMENTS

A copy of First National’s Annual Report to Shareholders for the year ended December 31, 2003 accompanies this Proxy Statement.  Additional copies may be obtained by written request to the Secretary of First National at the address indicated below.  The Annual Report is not part of the proxy solicitation materials.

UPON RECEIPT OF A WRITTEN REQUEST OF ANY PERSON WHO, ON THE RECORD DATE, WAS RECORD OWNER OF SHARES OF COMMON STOCK OR WHO REPRESENTS IN GOOD FAITH THAT HE OR SHE WAS ON SUCH DATE THE BENEFICIAL OWNER OF SHARES OF COMMON STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS, FIRST NATIONAL WILL FURNISH TO SUCH PERSON, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003 AND ITS QUARTERLY REPORTS ON FORM 10-QSB AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SEC UNDER THE EXCHANGE ACT.  ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO HARRY S. SMITH, PRESIDENT, FIRST NATIONAL CORPORATION, 112 WEST KING STREET, STRASBURG, VIRGINIA 22657.  THE ANNUAL REPORT ON FORM 10-KSB AND THE QUARTERLY REPORTS ON FORM 10-QSB ARE NOT PART OF THE PROXY SOLICITATION MATERIALS.

OTHER MATTERS

The Board of First National is not aware of any other matters that may come before the Annual Meeting.  However, the proxies may be voted with discretionary authority with respect to any other matters that may properly come before the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Douglas C. Arthur

Secretary

Appendix A

FIRST NATIONAL CORPORATION

AUDIT COMMITTEE CHARTER

The Board of Directors of First National Corporation, hereby constitutes and establishes an Audit Committee with authority, responsibility, and specific duties as described below.

Composition

The First National Corporation Audit Committee serves as the audit committee for the corporation and subsidiaries.  The Audit Committee shall be comprised of five (5) Directors who are independent of management and operating executives.  One of the members shall be appointed Committee Chairman by the Audit Committee.

Authority

The Audit Committee is granted the authority to investigate any activity of the Company, and all employees are directed to cooperate as requested by members of the Committee.  The Committee is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibility.

Responsibility

The Audit Committee is to serve as a focal point for communication between non-committee directors, the independent accountants, internal audit, and First National Corporation, Inc.’s management, as their duties relate to financial accounting, reporting, and controls.  The Audit Committee is to assist the Board of Directors in fulfilling its fiduciary responsibilities as to accounting policies and reporting practices of First National Corporation and all subsidiaries and the sufficiency of auditing relative thereto.  It is to be the Board’s principal agent in assuring the independence of the Corporation’s outside accountants, the integrity of management, and the adequacy of disclosures to stockholders.  The opportunity for the independent accountants to meet with the entire Board as needed is not to be restricted.

Meetings

The Audit Committee is to meet at least twice annually and as many additional times as necessary as determined by the committee Chairman and Senior Vice President & Chief Financial Officer.

Attendance

Members of the Audit Committee are expected to be present at all meetings.  As necessary or desirable, the Chairman may request that members of management, the Senior Vice President & Chief Financial Officer, and representatives of the independent accountants be present at meeting of the Committee.

Agenda & Minutes

Advance agenda material and minutes of each meeting are to be prepared by the Senior Vice President & Chief Financial Officer and sent to Committee members.  The Secretary to First National Corporation shall serve as Secretary of the Committee and maintain minutes and agenda material for permanent filing.  The Senior Vice President & Chief Financial Officer will provide to the Committee copies of audit reports and corresponding replies for all audits completed since the previous Audit Committee meeting.  Reports of Audit Committee meetings will also be provided to the Committee.

Specific Duties

The Audit Committee is to:

1.

Inform the independent accountants and management that the accountants and the Committee may communicate directly with each other; and the Committee Chairman may call a meeting whenever he deems it necessary.

2.

Review with the Company’s management, independent accountants, and Senior Vice President & Chief Financial Officer, the Company’s general policies and procedures to reasonably assure the adequacy of internal accounting and financial reporting controls.

3.

Have familiarity, through the individual efforts of its members, with the accounting and reporting principles and practices applied by the Company in preparing its financial statements.  Further, the Committee is to make, or cause to be made, all necessary inquiries of management and the independent accountants concerning established standards of corporate conduct and performance, and deviations therefrom.

4.

Review, prior to the annual audit, the scope and general extent of the independent accountants’ audit examination, including their engagement letter.  The auditor’s fee is to be arranged with management and annually summarized for Committee review.  The Committee’s review should entail an understanding from the independent accountant of the factors considered by the accountant in determining the audit scope, including:

•

Industry and business risk characteristics of the Company.

•

External reporting requirements.

•

Materiality of the various segments of the Company’s activities.

•

Quality of internal accounting controls.

•

Extent of involvement of Internal Audit in the audit examination.

•

Other areas to be covered during the audit engagement.

5.

Review the extent of nonaudit services provided by the independent accountants in relation to the objectivity needed in the audit.

6.

Review with management and the independent accountants, upon completion of their audit, financial results for the year prior to their release to the public.  This review is to encompass:

•

The Company’s Annual Report to Shareholders and Form 10-K, including the financial statements, and supplemental disclosures required by generally accepted accounting principles and the Securities and Exchange Commission.

•

Significant transactions which are not a normal part of the Company’s operations.

•

Changes, if any, during the year in the Company’s accounting principles or their application.

•

Significant adjustments proposed by the independent accountants.

7.

Evaluate the cooperation received by the independent accountants during their audit examination, including their access to all requested records, data, and information.  Also, elicit the comments of management regarding the responsiveness of the independent accountants to the Company’s needs.  Inquire of the independent accountants whether there have been any disagreements with management which if not satisfactorily resolved would have caused them to issue a nonstandard report on the Company’s financial statements.

8.

Discuss with the independent accountants the quality of the company’s financial and accounting personnel, and any relevant recommendations (including those in their “letter of comments and recommendations”).  Topics to be considered during this discussion include improving internal financial controls, the selection of accounting principles, and management reporting systems.  Review written responses of management to “letter of comments and recommendations” from the independent accountants.

9.

Discuss with Company management the scope and quality of internal accounting and financial reporting controls in effect.

10.

Apprise the Board of Directors, through minutes and special presentations as necessary, of significant developments in the course of performing the above duties.

11.

Recommend to the Board of Directors any appropriate extensions or changes in the duties of the Committee.

12.

Recommend to the Board of Directors the retention or nonretention of the independent accountants, and provide a written summary of the basis for the recommendations.

13.

Annually, in conjunction with management, review and approve the budget of the internal audit function.

14.

Annually approve the internal audit function as the internal auditors for all subsidiaries of the Company in order to comply with regulatory requirements.

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY FIRST NATIONAL CORPORATION FXNC-BB		For	With- hold	For All Except
ANNUAL MEETING OF SHAREHOLDERS April 6, 2004	1. The election as directors of all nominees listed (except as marked to the contrary below):		[ ]	[ ]	[ ]
The undersigned hereby appoints the official proxy committee, consisting of Elizabeth H. Cottrell, Byron A. Brill and W. Allen Nicholls, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of First National Corporation that the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Annual Meeting"), to be held at the Shenandoah Valley Golf Club, 134 Golf Club Circle, Front Royal, VA on April 6, 2004 at 11:00 A.M. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:	DIRECTORS
	Douglas C. Arthur Noel M. Borden Byron A. Brill Elizabeth H. Cottrell	James A. Davis Christopher E. French Charles E. Maddox, Jr. John K. Marlow	W. Allen Nicholls Henry L. Shirkey Harry S. Smith James R. Wilkins, III
INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

_______________________________________________________

 PLEASE MARK BOX IF YOU PLAN TO ATTEND           [    ]
THE MEETING.

The Board of Directors recommends a vote "FOR" all directors.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTORS. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE PROXY COMMITTEE. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Please be sure to sign and date this Proxy in the box below.	Date
Shareholder sign above Co-holder (if any) sign above

Detach above card, sign, date and mail in postage paid envelope provided.

FIRST NATIONAL CORPORATION

    Should the above-signed be present and elect to vote at the Annual Meeting or at any adjournment or postponement thereof, and after notification to the Secretary of the Corporation at the Annual Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Corporation at the following address: Registrar and Transfer Company, P.O. Box 1010, Cranford, NJ 07016 or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.
    The above-signed acknowledges receipt from the Corporation, prior to the execution of this proxy of a notice of the Annual Meeting, a proxy statement dated February 27, 2004 and audited financial statements.
    Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. Only one of several joint owners need sign.
PLEASE ACT PROMPTLY SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.
______________________________
______________________________
______________________________